UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2011

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Behringer Harvard Multifamily REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) is filing this Current Report on Form 8-K to present financial statements relating to our acquisitions of the following multifamily communities so that it may incorporate them by reference into its registration statements:

Multifamily Community	Acquisition Date	Location
7166 at Belmar	May 26, 2010	Lakewood, CO
Fitzhugh Urban Flats/Tupelo Alley Apartments	June 10, 2010	Dallas, TX/Portland, OR
Uptown Post Oak	August 3, 2010	Houston, TX
The Reserve at La Vista Walk	October 7, 2010	Atlanta, GA
Allegro	December 1, 2010	Addison, TX
The District Universal Boulevard	December 28, 2010	Orlando, FL
Argenta	April 15, 2011	San Francisco, CA
Stone Gate	June 16, 2011	Marlborough, MA

After reasonable inquiry, we are not aware of any material factors relating to these multifamily communities that would cause the reported revenues and certain operating expenses not to be indicative of future operating results.

Item 9.01                                             Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.
	7166 at Belmar (formerly Alexan Belmar Apartments):
	Independent Auditors’ Report	4
	Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5
	Notes to Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	6

	Fitzhugh Urban Flats (formerly Alexan Fitzhugh)/Tupelo Alley Apartments:
	Independent Auditors’ Report	7
	Combined Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	8
	Notes to Combined Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	9

	Uptown Post Oak:
	Independent Auditors’ Report	11
	Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009	12
	Notes to Statements of Revenues and Certain Operating Expenses for the six months ended June 30, 2010 (unaudited) and for the year ended December 31, 2009	13

	The Reserve at La Vista Walk:
	Independent Auditors’ Report	15
	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	16
	Notes to Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	17

	Allegro:
	Independent Auditors’ Report	18
	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the period from June 30, 2009 (date of inception) to December 31, 2009	19
	Notes to Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the period from June 30, 2009 (date of inception) to December 31, 2009	20

	The District Universal Boulevard (formerly The District):
	Independent Auditors’ Report	22
	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	23
	Notes to Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	24

	Argenta:
	Independent Auditors’ Report	26
	Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010	27
	Notes to Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010	28

	Stone Gate
	Independent Auditors’ Report	30
	Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010	31
	Notes to Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010	32

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	33

	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2011	34

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31 2010	35

	Notes to Unaudited Pro Forma Consolidated Financial Statements	36

Independent Auditors’ Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Alexan Belmar Apartments (the “Property”) for the year ended December 31, 2009. The statement of revenues and certain operating expenses is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
June 17, 2010

Alexan Belmar Apartments

Statements of Revenues and Certain Operating Expenses

	For the Three
	Months Ended	For the
	March 31, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$905,378	$3,000,080
Tenant reimbursement income	40,485	101,520
Other income	59,941	221,089
Total revenues	1,005,804	3,322,689

Certain Operating Expenses
Property operating expenses	255,812	1,263,254
Real estate taxes	78,833	313,397
General and administrative expenses	40,004	171,003
Total certain operating expenses	374,649	1,747,654

Revenues in Excess of Certain Operating Expenses	$631,155	$1,575,035

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

Alexan Belmar

Notes to Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.             Basis of Presentation

The Property is a multifamily apartment complex containing 307 rental units located in Lakewood, Colorado.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the periods presented. The statements of revenues and certain operating expenses exclude interest income and interest expense, early termination fees, and depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.             Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2010 through March 31, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period has been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

3.            Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

4.             Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms of typically 12 months or on a month-to-month basis. Tenant reimbursement income is recognized when due and consists of charges billed to tenants for trash removal and utilities. Other income is recognized when due and consists of charges for late charges, storage, parking, amenities and repairs.

5.             Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through June 17, 2010, the date the statement of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Independent Auditor’s Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying combined statement of revenues and certain operating expenses of Alexan Fitzhugh and Tupelo Alley Apartments (the “Property”) for the year ended December 31, 2009. The combined statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
August 5, 2010

Alexan Fitzhugh and Tupelo Alley Apartments

Combined Statements of Revenue and Certain Operating Expenses

	For the
	Three Months Ended	For the
	March 31, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$1,673,580	$3,822,640
Tenant reimbursement income	52,946	130,732
Other income	51,813	174,403
Total revenues	1,778,339	4,127,775

Certain Operating Expenses
Property operating expenses	549,543	1,961,280
Real estate taxes	337,797	1,266,797
General and administrative expenses	67,646	286,909
Total certain operating expenses	954,986	3,514,986

Revenues in Excess of Certain Operating Expenses	$823,353	$612,789

The accompanying notes are an integral part of the combined statements of revenues and certain operating expenses.

Alexan Fitzhugh and Tupelo Alley Apartments

Notes to Combined Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.             Basis of Presentation

Alexan Fitzhugh (“Fitzhugh”) is a multifamily apartment complex containing 452 rental units located in Dallas, Texas. Tupelo Alley (“Tupelo”) is a multifamily community, located in Portland, Oregon which includes 188 apartment units and 10,000 square feet of retail space. Fitzhugh and Tupelo are collectively referred to as the “Property”.

The accompanying combined statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. Accordingly, the combined revenues and certain operating expenses are not representative of the actual results of operations for the periods presented. The combined statements of revenues and certain operating expenses exclude interest income and interest expense, depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.             Interim Unaudited Financial Information

The combined statement of revenues and certain operating expenses for the period January 1, 2010 through March 31, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year. As of March 31, 2010, the Property had two tenants occupying 2,100 square feet, and leases terms through January 2013.

3.             Principles of Reporting and Use of Estimates

The combined statements of revenues and certain operating expenses include the accounts of Fitzhugh and Tupelo. All transactions between Fitzhugh and Tupelo have been eliminated in the combined statements.

The preparation of the combined statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

4.            Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms of typically 12 months or on a month-to-month basis. Tenant reimbursement income is recognized when due and consists of charges billed to tenants for trash removal and utilities. Other income is recognized when due and consists of charges for late charges, storage, parking, amenities and repairs.

4.             Significant Accounting Policies (Continued)

Revenue Recognition (continued)

The Property’s retail space operations consist of rental income earned from tenants under operating leases; however, as of December 31, 2009 no space was leased and no income was recognized. Escalations will be billed to tenants based on annual estimations of operating expenses.

5.             Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through August 5, 2010, the date the combined statements of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Independent Auditors’ Report

To the Board of Directors and Shareholders of

Behringer Harvard Multifamily REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses of Uptown Post Oak (the “Property”) for the year ended December 31, 2009.  The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Saville, Dodgen & Co.

Dallas, Texas
August 9, 2010

Uptown Post Oak

Statements of Revenues and Certain Operating Expenses

	For the
	Six Months Ended	For the
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$3,082,431	$5,893,101
Tenant reimbursement income and other income	112,505	275,289
Total revenues	3,194,936	6,168,390

Certain Operating Expenses
Property operating expenses	574,078	1,379,244
Real estate taxes	718,080	1,369,617
Management fees	60,000	119,996
General and administrative expenses	150,889	521,565
Total certain operating expenses	1,503,047	3,390,422

Revenues in Excess of Certain Operating Expenses	$1,691,889	$2,777,968

The accompanying notes are an integral part of the combined statements of revenues and certain operating expenses.

Uptown Post Oak

Notes to Statements of Revenues and Certain Operating Expenses

For the Six Months Ended June 30, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.             Basis of Presentation

On August 3, 2010, a wholly owned subsidiary of Behringer Harvard Multifamily OP I LP, the operating partnership of Behringer Harvard Multifamily REIT I, Inc. (“the Company”), purchased a multifamily community with 392 rental units on approximately 4.4 acres located in Houston, Texas (“Uptown Post Oak”) from an unaffiliated seller. The contract price for Uptown Post Oak was $65.5 million, excluding closing costs.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenues and certain operating expenses of Uptown Post Oak, exclusive of items which may not be comparable to the proposed future operations of Uptown Post Oak.  The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of Uptown Post Oak for the six months ended June 30, 2010 and for the year ended December 31, 2009. The statements of revenues and certain operating expenses exclude interest income and interest expense, early termination fees, and depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.             Interim Unaudited Financial Information

The statement of revenues and certain operating expenses and notes thereto for the six months ended June 30, 2010, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

3.             Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results may differ from those estimates.

4.             Significant Accounting Policies

Revenue Recognition

The Property’s operations consist of rental revenue earned from tenants under operating leases with lease terms typically ranging from 12 months or on a month-to-month basis. Rental revenue is recognized when earned. Tenant reimbursement and other income is recognized when due and consists mainly of charges billed to tenants for trash removal, utilities, application fees, administrative fees, and late fees.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.

5.             Subsequent Events

The management of Uptown Post Oak evaluated all events and transactions that occurred after December 31, 2009 up through August 9, 2010, the date the statement of revenues and certain operating expenses was available for issue. During this period, Uptown Post Oak did not have any material subsequent events.

*****

Independent Auditor’s Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The Reserve at LaVista Walk (the “Property”) for the year ended December 31, 2009. The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
November 17, 2010

The Reserve at La Vista Walk

Statements of Revenues and Certain Operating Expenses

	For the
	Nine Months Ended	For the
	September 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$2,544,054	$2,361,163
Tenant reimbursement income and other income	155,697	119,978
Other income	50,608	124,374
Total revenues	2,750,359	2,605,515

Certain Operating Expenses
Property operating expenses	768,437	1,144,213
Real estate taxes	384,222	521,421
General and administrative expenses	81,317	91,244
Total certain operating expenses	1,233,976	1,756,878

Revenues in Excess of Certain Operating Expenses	$1,516,383	$848,637

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

The Reserve at La Vista Walk

Notes to Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.             Basis of Presentation

The Reserve at LaVista Walk (The “Property”) is an apartment community containing 283 rental units located in Atlanta, Georgia.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the periods presented. The statements of revenues and certain operating expenses exclude interest income and interest expense, asset management fees, depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.             Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2010 through September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

3.             Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

4.             Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms typically ranging from 12 months to a month-to-month basis.

Tenant reimbursement income is recognized when due and consists of charges billed to tenants for trash removal and utilities. Other income is recognized when due and consists of charges for late charges, storage, parking, amenities and repairs.

5.             Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through November 17, 2010, the date the statements of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Behringer Harvard Multifamily REIT I, Inc.

Addison, Texas

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Allegro (the “Property”) for the period June 30, 2009 (date of inception) to December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the period June 30, 2009 (date of inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Saville, Dodgen & Co.

Dallas, Texas
December 13, 2010

Allegro

Statements of Revenues and Certain Operating Expenses

	For the	For the Period from
	Nine Months Ended	June 30, 2009 (Date
	September 30, 2010	of Inception) to
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$2,312,218	$598,542
Tenant reimbursement income	82,160	33,466
Total revenues	2,394,378	632,008

Certain Operating Expenses
Property operating expenses	639,820	460,904
Real estate taxes	537,278	354,808
Management fees	71,034	30,000
General and administrative expenses	157,714	78,132
Total certain operating expenses	1,405,846	923,844

Revenues (Certain Operating Expenses) in Excess of Certain Operating Expenses (Revenues)	$988,532	$(291,836)

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

Allegro

Notes to Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (Unaudited)

And the Period June 30, 2009 (Date of Inception) to December 31, 2009

1.                                      Basis of Presentation

On December 1, 2010, Behringer Harvard Multifamily REIT I, Inc. (“the Company”), indirectly purchased a multifamily community with 272 luxury rental units on approximately 70 acres located in Addison, Texas (“Allegro”) from an unaffiliated seller. With the purchase of Allegro, the Company also purchased approximately 1.2 acres of adjacent vacant land. The purchase price for Allegro was $45.3 million, excluding closing costs.

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of Allegro, exclusive of items which may not be comparable to the proposed future operations of Allegro. The Historical Summaries are not intended to be a complete presentation of the revenues and expenses of Allegro for the nine months ended September 30, 2010 and for the period June 30, 2009 (date of inception) to December 31, 2009.  The statements of revenues and certain operating expenses exclude interest income and interest expense, early termination fees, and depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.                                      Interim Unaudited Financial Information

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2010, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

3.                                      Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

4.                                      Significant Accounting Policies

Revenue Recognition

The Property’s operations consist of rental revenue earned from its tenants under operating leases with lease terms typically of 12 months or less.  Rental revenue is recognized when earned.  Tenant reimbursement and other income is recognized when due and consists primarily of charges billed to tenants for trash removal, utilities, application fees, administrative fees, cleaning fees, and late fees.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations, and replacements are capitalized.

5.                                      Subsequent Events

The management of Allegro evaluated all events and transactions that occurred after December 31, 2009 up through December 13, 2010, the date the statement of revenues and certain operating expenses was available for issue. During this period, Allegro did not have any material subsequent events.

*****

Independent Auditor’s Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The District (the “Property”) for the year ended December 31, 2009.  The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
January 31, 2011

The District

Statements of Revenues and Certain Operating Expenses

	For the
	Nine Months Ended	For the
	September 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Revenues
Rental revenue	$2,191,026	$151,550
Tenant reimbursement income	51,744	—
Other	99,336	25,724
Total revenues	2,342,106	177,274

Certain Operating Expenses
Property operating expenses	608,551	229,435
Real estate taxes	445,993	32,486
General and administrative expenses	115,704	30,649
Total certain operating expenses	1,170,248	292,570

Revenues in Excess of Certain Operating Expenses (Certain Operating Expenses in Excess of Revenues)	$1,171,858	$(115,296)

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

The District

Notes to Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2010 (Unaudited)

And the Year Ended December 31, 2009

1.                                      Basis of Presentation

The District (The “Property”) is an apartment community containing 425 residential rental units and 25,633 square feet of ground floor commercial space located in Orlando, Florida.  The Property was under construction for a portion of the year and began tenant move-ins in September 2009.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the periods presented. The statements of revenues and certain operating expenses exclude interest income, and interest expense, asset management fees, depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.                                      Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2010 through September 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

3.                                      Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

4.                                      Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms typically ranging from 12 months to a month-to-month basis. The Property’s commercial operations consist of rental income from a single tenant under a non-cancelable operating lease as described in Note 5.

Tenant reimbursement income is recognized when due and consists of charges billed to residential tenants for trash removal and utilities and to retail tenants for defined operating expenses. Other income is recognized when due and consists of charges for late charges, storage, parking, amenities and repairs.

5.                                      Commercial Operating Lease

A portion of the Property is currently leased under a non-cancelable operating lease to a single commercial tenant which provides for minimum rent, percentage rent and reimbursement of certain property expenses.  The lease commenced in January 2010 and expires in 75 years after the commencement date, subject to the tenant cancelation rights at various intervals beginning 25 years after the commencement date.

The future minimum rent amounts under the operating lease, excluding renewal options, as of December 31, 2009 are as follows:

2010	$307,000
2011	368,400
2012	368,400
2013	368,400
2014	368,400
Thereafter	7,399,400
$9,180,000

6.                                      Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through January 31, 2011 the date the statements of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Independent Auditors’ Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Argenta (the “Property”) for the year ended December 31, 2010. The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
July 11, 2011

Argenta

Statements of Revenues and Certain Operating Expenses

	For the
	Three Months Ended	For the
	March 31, 2011	Year Ended
	(Unaudited)	December 31, 2010
Revenues
Rental revenue	$1,417,410	$4,647,483
Garage revenue, net	63,030	225,327
Tenant reimbursement income and other income	44,705	156,294
Total revenues	1,525,145	5,029,104

Certain Operating Expenses
Property operating expenses	280,700	1,011,899
Real estate taxes	159,072	635,674
General and administrative expenses	9,867	49,180
Total certain operating expenses	449,639	1,696,753

Revenues in Excess of Certain Operating Expenses	$1,075,506	$3,332,351

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

Argenta

Notes to Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2011 (Unaudited)

And the Year Ended December 31, 2010

1.                                      Basis of Presentation

Argenta (the “Property”) is an apartment community containing 179 rental units, approximately 2,500 sq. feet of retail space and a parking facility consisting of 177 car spaces located in San Francisco, California.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the period presented. The statements of revenues and certain operating expenses exclude interest income and interest expense, management fees, depreciation, and amortization, which may not be comparable to the proposed future operations of the Property.  Certain expenses are incurred as a part of other investments by the Property owner and are allocated to the Property for the year ended December 31, 2010.

2.                                      Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2011 through March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.  Certain expenses are incurred as a part of other investments by the Property owner and are allocated to the Property for the three months ended March 31, 2011.

3.                                      Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

4.                                      Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms typically ranging from 12 months to a month-to-month basis.

The garage income includes income collected from the garage, net of related expenses, which is managed by a third party vendor on behalf of the Property. The parking facility consists of 177 car spaces and is open to residents and the general public.

Tenant reimbursement income is recognized when due and consists of charges billed to tenants for utilities and trash. Other income is recognized when due and consists of charges for lease cancelation, late charges, month to month fees, amenities and repairs.

5.                                      Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2010 up through July 11, 2011, the date the statements of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Independent Auditors’ Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of Stone Gate (the “Property”) for the year ended December 31, 2010. The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 1, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
July 11, 2011

Stone Gate

Statements of Revenues and Certain Operating Expenses

	For the
	Three Months Ended	For the
	March 31, 2011	Year Ended
	(Unaudited)	December 31, 2010
Revenues
Rental revenue	$1,334,153	$5,261,236
Tenant reimbursement income and other income	47,641	154,137
Total revenues	1,381,794	5,415,373

Certain Operating Expenses
Property operating expenses	464,021	1,386,062
Real estate taxes	134,197	551,023
General and administrative expenses	78,861	121,282
Total certain operating expenses	677,079	2,058,367

Revenues in Excess of Certain Operating Expenses	$704,715	$3,357,006

The accompanying notes are an integral part of the statements of revenues and certain operating expenses.

Stone Gate

Notes to Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2011 (Unaudited)

And the Year Ended December 31, 2010

1.                                      Basis of Presentation

Stone Gate (the “Property”) is an apartment community containing 332 rental units located in Marlborough, Massachusetts.

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the period presented. The statements of revenues and certain operating expenses exclude interest income and interest expense, asset management fees, depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.                                      Interim Unaudited Financial Information

The statement of revenues and certain operating expenses for the period January 1, 2011 through March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

3.                                      Principles of Reporting and Use of Estimates

The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

4.                                      Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms typically ranging from 12 months to a month-to-month basis.

Tenant reimbursement income is recognized when due and consists of charges billed to tenants for utilities. Other income is recognized when due and consists of charges for late charges, month to month fees, amenities and repairs.

5.                                      Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2010 up through July 11, 2011, the date the statements of revenues and certain operating expenses was available for issue. During this period, the Property did not have any material subsequent events.

*****

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

During the year ended December 31, 2010 and the six months ended June 30, 2011, we purchased the following multifamily communities from sellers unaffiliated with us, as either wholly owned investments or as investments in joint ventures (the “Acquisitions”):

Multifamily Community	Acquisition Date	Gross Purchase Price (a)	Our Ownership %
7166 at Belmar	May 26, 2010	$40,900,000	70	%(c)
Fitzhugh Urban Flats/Tupelo Alley Apartments (b)	June 10, 2010	$88,300,000	55	%(c)
Uptown Post Oak	August 3, 2010	$65,400,000	100%
The Reserve at La Vista Walk	October 7, 2010	$40,200,000	100%
Allegro	December 1, 2010	$45,300,000	100%
The District Universal Boulevard	December 28, 2010	$60,000,000	55	%(c)
Argenta	April 15, 2011	$93,800,000	96%
Stone Gate	June 16, 2011	$64,700,000	55%

(a)          The gross purchase price, exclusive of closing costs. Our share of the acquisitions was funded from an assumed mortgage and proceeds of our initial public offering.

(b)         Fitzhugh Urban Flats and Tupelo Alley Apartments were purchased in a single transaction from related party sellers.  Accordingly, all amounts related to this acquisition are presented on a combined basis.

(c)          This is accounted for as an equity method investment.

The following unaudited pro forma financial statements do not include a pro forma consolidated balance sheet as the consolidated balance sheet as of June 30, 2011 included in our Quarterly Report on Form 10-Q as of and for the period ended June 30, 2011 included the Acquisitions.  As the June 30, 2011 balance sheet included in our Quarterly Report on Form 10-Q as of and for the period ended June 30, 2011 reflected the acquisition and purchase price allocations and related disclosures, no pro forma balance sheet adjustments as of June 30, 2011 are required.

The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010 are presented as if we had acquired the Acquisitions on January 1, 2010.  Certain pro forma adjustments present the combined amount for the Acquisitions, where the footnotes to the pro forma financial statements provide detail of the pro forma adjustments by acquisition.  Other acquisition pro forma adjustments included other acquisitions completed during the periods as described in the footnotes to the pro forma financial statements.  In our opinion, all material adjustments necessary to reflect the effects of the Acquisitions have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in our Annual Report on Form 10-K for the year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the period ended June 30, 2011, and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2011

(in thousands, except share and per share amounts)

	For the Six Months Ended June 30, 2011 (a)	Pro Forma Adjustments		Other Acquisition Pro Forma Adjustments (b)		For the Six Months Ended Pro Forma June 30, 2011
Rental revenues	$27,377	$4,324	(c)	1,277		$32,978

Expenses
Property operating expenses	8,098	1,295	(c)	367		9,760
Real estate taxes	4,307	564	(c)	132		5,003
Asset management and other fees	3,092	417	(d)	68		3,577
General and administrative expenses	1,974	—		—		1,974
Acquisition expenses	5,836	(5,252	)(e)	(584)		—
Interest expense	3,827	713	(f)	240		4,780
Depreciation and amortization	14,063	2,071	(g)	518		16,652
Total expenses	41,197	(192)		741		41,746

Interest income	810	(177	)(h)	(16)		617
Gain on revaluation of equity on a business combination	18,052	—		(18,052	)(i)	—
Equity in loss of investments in unconsolidated real estate joint ventures	(4,645)	—		(515)		(5,160)
Income from continuing operations	397	4,339		(18,047)		(13,311)

(Income) loss from continuing operations attributable to noncontrolling interests:
Noncontrolling interests in continuing operations	320	(326	)(j)	(234)		(240)

Income from continuing operations attributable to common stockholders	$717	$4,013		$(18,281)		$(13,551)

Weighted average number of common shares outstanding	115,485	12,224	(k)			127,709

Basic and diluted income per common share:
Continuing operations	$0.01					$(0.11)

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2010

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2010 (a)	Pro Forma Adjustments		Other Acquisitions Pro Forma Adjustments (b)	For the Year Ended Pro Forma December 31, 2010
Rental revenues	$32,567	$19,832	(c)	7,682	$60,081

Expenses
Property operating expenses	9,779	5,371	(c)	2,490	17,640
Real estate taxes	4,491	3,078	(c)	811	8,380
Asset management and other fees	5,146	1,729	(d)	918	7,793
General and administrative expenses	4,242	—		—	4,242
Acquisition expenses	10,775	(3,470	)(e)	(7,305)	—
Interest expense	5,672	1,569	(f)	666	7,907
Depreciation and amortization	21,516	16,381	(g)	6,075	43,972
Total expenses	61,621	24,658		3,655	89,934

Interest income	1,376	(1,376	)(h)	—	—
Equity in loss of investments in unconsolidated real estate joint ventures	(6,892)	(4,111	)(i)	(5,205)	(16,208)
Net loss	(34,570)	(10,313)		(1,178)	(46,061)

Net loss attributable to noncontrolling interests	—	1,326	(j)	455	1,781
Net loss attributable to common stockholders	$(34,570)	$(8,987)		$(723)	$(44,280)

Weighted average number of common shares outstanding	83,532	43,452	(k)		126,984

Basic and diluted loss per common share	$(0.41)				$(0.35)

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Notes to Unaudited Pro Forma Consolidated Statements of Operations

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2011

a.               Reflects our historical consolidated operations for the six months ended June 30, 2011.

b.              Reflects the pro forma adjustments related to results for The Cameron and the West Village acquisitions from January 1, 2011 up to their dates of acquisition.

c.               Reflects operating activity from January 1, 2011 to the acquisition date for the Acquisitions made during the six months ended June 30, 2011, Argenta and Stone Gate (the “2011 Acquisitions”).  See detail by acquisition in the table below.

d.              Reflects the asset management fee associated with the 2011 Acquisitions.  The assets are managed by Behringer Harvard Multifamily Advisors I, LLC, a related party to us.  The annual asset management fee was 0.5% of the asset’s cost for the period of January 1, 2011 up to the acquisition dates.

e.               Acquisition expenses are non-recurring and have been eliminated for the 2011 Acquisitions included in the pro forma adjustments.

f.                 Reflects the interest expense incurred related to the $37.0 million mortgage loan acquired upon acquisition of Stone Gate.  The annual fixed interest rate of the mortgage loan is 4.24%.

g.              Reflects the additional depreciation costs for the building and improvements incurred for the 2011
Acquisitions.  Building depreciation is expensed over the property’s estimated useful life of 25 to 35 years, and improvements are depreciated over their estimated useful lives ranging from 3 to 15 years.  See detail by acquisition in the table below.

h.              Reflects the interest income lost on cash and cash equivalents due to $114.7 million in cash used for the 2011 Acquisitions assuming an average interest rate of 0.5%.

i.                  Reflects the exclusion of the gain on revaluation of equity on a business combination of $18.1 million related to the consolidation of Waterford Place on April 1, 2011.

j.                  Reflects the noncontrolling interest’s share of net loss for consolidated real estate joint venture acquisitions.  See detail by acquisition in the table below.

k.               Reflects the adjustment to the weighted average number of common shares outstanding due to the additional shares required to complete the 2011 Acquisitions as of January 1, 2010.  The number of shares is based on our share of the purchase price of the 2011 Acquisitions less the cash and cash equivalent balance as of January 1, 2010 divided by $8.90, the net proceeds per share after all common stock offering costs.

The following table presents certain pro forma adjustments by acquisition for the 2011 Acquisitions that were combined in the Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2011:

	Pro Forma Adjustments by Acquisition
	For the Six Months Ended June 30, 2011
			Total
			Pro Forma
	Argenta	Stone Gate	Adjustments
Rental revenues	$1,830	$2,494	$4,324
Property operating expenses	$537	$758	$1,295
Real estate taxes	$318	$246	$564
Depreciation and amortization	$972	$1,099	$2,071
Net income attributable to noncontrolling interests	$(144)	$(182)	$(326)

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

a.               Reflects our historical consolidated operations for the year ended December 31, 2010.

b.              Reflects the pro forma adjustments for the following multifamily community acquisitions for periods prior to the respective acquisition date:

Multifamily Community	Acquisition Date
Acacia	January 7, 2010
Cherry Creek	January 21, 2010
The Lofts at Park Crest	March 16, 2010
Briar Forest	May 27, 2010
Burnham Pointe	June 30, 2010
Acappella	August 4, 2010
Additional 27.4% interest in Venue	August 26 , 2010
Additional 27.4% interest in Skye 2905	December 23 , 2010
Conversion of mezzanine loan to equity interest in The Cameron	April 26, 2011
West Village	May 17, 2011

c.               Reflects the applicable operating activity from January 1, 2010 to the acquisition date for all Acquisitions made during the year ended December 31, 2010, and for the full year ended December 31, 2010 for the 2011 Acquisitions, Argenta and Stone Gate.  See detail by acquisition in the table below.

d.              Reflects the asset management fee associated with the Acquisitions.  The assets are managed by Behringer Harvard Multifamily Advisors I, LLC, a related party to us.   The annual asset management fee was 0.75% of the asset’s cost for the period of January 1, 2010 through June 30, 2010 and 0.5% of the asset cost for the period of July 1, 2010 through June 30, 2011.

e.               Acquisition expenses are non-recurring and have been eliminated for the Acquisitions included in the pro forma adjustments.

f.                 Reflects the interest expense incurred related to the $37.0 million mortgage loan acquired upon acquisition of Stone Gate.  The annual fixed interest rate of the mortgage loan is 4.24%.

g.              Reflects the additional depreciation and amortization costs for the building and improvements incurred for the Acquisitions.  Building depreciation is expensed over the property’s estimated useful life of 25 to 35 years, and improvements are depreciated over their estimated useful lives ranging from 3 to 15 years.  Amortization of in-place leases are expensed over six months.   See detail by acquisition in the table below.

h.              Reflects the interest income lost on cash and cash equivalents due to $353.7 million in cash used for the Acquisitions.  As the cost of the Acquisitions exceeded the cash and cash equivalent balance at January 1, 2010, all of the historical interest income recognized for 2010 is eliminated.

i.                  Reflects our share of the historical operations of unconsolidated Acquisitions with a third party joint venture partner from January 1, 2010 to the 2010 acquisition date or for the year ended December 31, 2010 for 2011 Acquisitions.  See detail by acquisition in the table below.

j.                  Reflects the noncontrolling interest’s share of net loss for consolidated real estate joint venture acquisitions.  See detail by acquisition in the table below.

k.               Reflects the adjustment to the weighted average number of common shares outstanding due to the additional shares issued required to complete the Acquisitions as of January 1, 2010.  The number of shares is based on our share of the purchase price of the Acquisitions less the cash and cash equivalent balance as of January 1, 2010 divided by $8.90, the net proceeds per share after all common stock offering costs.

The following table presents certain pro forma adjustments by acquisition for the 2010 and 2011 Acquisitions that were combined in the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010 presented above:

	Pro Forma Adjustments by Acquisition
	For the Year Ended December 31, 2010
		Fitzhugh	Uptown	The Reserve					Total
		Tupelo	Post	at La Vista		The			Pro Forma
	Belmar	Alley	Oak	Walk	Allegro	District	Argenta	Stone Gate	Adjustments
Rental revenues	$—	$—	$3,780	$2,880	$3,051	$—	$4,824	$5,297	$19,832
Property operating expenses	$—	$—	$929	$733	$1,133	$—	$1,089	$1,487	$5,371
Real estate taxes	$—	$—	$850	$393	$657	$—	$636	$542	$3,078
Depreciation and amortization	$—	$—	$3,301	$2,095	$2,255	$—	$4,655	$4,075	$16,381
Equity in loss of investments in unconsolidated real estate joint ventures	$(379)	$(935)	$—	$—	$—	$(2,797)	$—	$—	$(4,111)
Net loss attributable to noncontrolling interests	$—	$—	$—	$—	$—	$—	$75	$1,251	$1,326

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: September 16, 2011	/s/ Howard S. Garfield
Howard S. Garfield
Chief Financial Officer
(Principal Financial Officer)